SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): April 29, 2004

                            POINT THERAPEUTICS, INC.
               (Exact Name of Registrant as Specified in Charter)


                    DELAWARE                        0-19410
         (State or Other Jurisdiction      (Commission File Number)
               of Incorporation)

                 125 SUMMER STREET, BOSTON, MASSACHUSETTS 02110
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (617) 933-2130

                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)


Item 5.  Other Events and Regulation FD Disclosure.

          Point Therapeutics, Inc. ("Point") issued a press release on April 29, 2004 announcing the presentation of study data on one of Point's boroproline compounds (PT-100).

          A copy of the press  release  dated  April 29,  2004 is being filed as
          Exhibit 99.1 to this Current Report on Form 8-K.



Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

         99.1 - Press release issued by Point, dated April 29, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  POINT THERAPEUTICS, INC.


April 29, 2004                        By: /s/ Donald R. Kiepert, Jr.
                                          -------------------------
                                    Name:  Donald R. Kiepert, Jr.
                                   Title: President, Chief Executive Officer

                                  EXHIBIT INDEX

The following exhibit is filed herewith:

Exhibit     Description
-------     -----------

99.1        Press release  issued by Point on April 29, 2004  announcing  the
            presentation  of  study  data  on  one  of  Point's   boroproline
            compounds (PT-100).